                                  SCHEDULE 13G

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CUSIP NO. 896942 10 9                                        PAGE 11 OF 12 PAGES
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                                    EXHIBIT 2

                            JOINT FILING AGREEMENT OF
      AMPERSAND SPECIALTY MATERIALS AND CHEMICALS III LIMITED PARTNERSHIP,
                ASMC-III MANAGEMENT COMPANY LIMITED PARTNERSHIP,
                              ASMC-III MCLP LLP AND
                               RICHARD A. CHARPIE

         The undersigned persons agree and consent pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, as of the date set forth below, to the joint filing on their behalf of the Schedule 13G/A to which this
Exhibit is attached, in connection with their beneficial ownership of the common stock of Moldflow Corporation at December 31, 2001 and agree that such statement is filed on behalf of each of them.



AMPERSAND SPECIALTY MATERIALS AND CHEMICALS III LIMITED PARTNERSHIP

By: ASMC-III Management Company Limited Partnership, its General Partner,
By: ASMC-III MCLP LLP, its General Partner,
By: Richard A. Charpie, its Managing General Partner

 /s/ Richard A. Charpie
-----------------------------------------------------------
Richard A. Charpie
Dated:  February 13, 2002

ASMC-III MANAGEMENT COMPANY LIMITED PARTNERSHIP

By: ASMC-III MCLP LLP, its General Partner,
By: Richard A. Charpie, its Managing General Partner

 /s/ Richard A. Charpie
-----------------------------------------------------------
Richard A. Charpie
Dated:  February 13, 2002

ASMC-III MCLP LLP

By: Richard A. Charpie, its Managing General Partner

 /s/ Richard A. Charpie
-----------------------------------------------------------
Richard A. Charpie
Dated:  February 13, 2002

                                  SCHEDULE 13G

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CUSIP NO. 896942 10 9                                        PAGE 12 OF 12 PAGES
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RICHARD A. CHARPIE

 /s/ Richard A. Charpie
-----------------------------------------------------------
Richard A. Charpie
Dated:  February 13, 2002